EXHIBIT 10.7


     THIS INSTRUMENT IS SECURED BY A DEED OF TRUST, ASSIGNMENT OF PERMITS, RENTS AND BENEFITS, SECURITY AGREEMENT AND FIXTURE FILING, DATED AS OF JUNE 18, 1991


                       SIXTH AMENDMENT TO CREDIT AGREEMENT


          SIXTH AMENDMENT dated as of September 23, 1995 TO CREDIT AGREEMENT dated as of March 20, 1991 among RHEOX, INC., a Delaware corporation (the "Company"); RHEOX INTERNATIONAL, INC., a Delaware corporation (the "Subsidiary Guarantor"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, and THE NIPPON CREDIT BANK, LTD., a Japanese banking corporation acting through its New York branch, as co-agents for the Banks (each in such capacity, a "Co-Agent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          WHEREAS, the parties hereto are parties to a Credit Agreement dated as of March 20, 1991 among the Company, the Subsidiary Guarantor, the Banks, the Co-Agents and the Administrative Agent (as at any time amended or otherwise modified, the "Credit Agreement"; terms defined therein having their respective defined meanings when used herein unless otherwise defined herein);

          WHEREAS, the Company has requested that the Credit Agreement be amended, and the Banks are willing to consent to such amendment upon the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS. The Credit Documents are hereby amended (effective as provided in Section 3 hereof) as follows:

          A. The first sentence of the definition of "Revolving Credit Termination Date" in Section 1.01 of the Credit Agreement is amended to read as follows:

               "'Revolving Credit Termination Date' shall mean
          September 23, 1996."

          B. Each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this
     Section 1, the Credit Agreement shall remain unchanged and in full force and effect.

          SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Subsidiary Guarantor represents and warrants that:

          A. The execution and delivery of this Amendment by it has been duly authorized by all necessary corporate action on its part.

          B. This Amendment has been duly executed and delivered by it, and each of this Amendment and the Credit Agreement as modified hereby constitutes its legal, valid and binding obligation enforceable in accordance with its respective terms subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

          SECTION 3. EFFECTIVENESS. The provisions of Section 1 hereof shall become effective on the date by which counterparts hereof have been duly executed by the Company, the Subsidiary Guarantor, the Banks and the Administrative Agent and delivered to the Administrative Agent and the Administrative Agent has received evidence reasonably satisfactory to it as to the truth of the representation contained in Section 2.A hereof.

          SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument.

          SECTION 5. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first above written.

RHEOX, INC.


By
  Name:
  Title:

RHEOX INTERNATIONAL, INC.


By
  Name:
  Title:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION), as
   Co-Agent and
   Administrative Agent


By
  Name:
  Title:

THE NIPPON CREDIT BANK, LTD.,
  as Co-Agent


By
  Name:
  Title:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION)


By
  Name:
  Title:

THE NIPPON CREDIT BANK, LTD.


By
  Name:
  Title:

VAN KAMPEN MERRITT PRIME
  RATE INCOME TRUST


By
  Name:
  Title:

RESTRUCTURED OBLIGATIONS BACKED
  BY SENIOR ASSETS B.V.

BY CHANCELLOR SENIOR SECURED
  MANAGEMENT, INC., its Portfolio
Advisor:


By
  Name:
  Title:

STICHTING RESTRUCTURED OBLIGATIONS
BACKED BY SENIOR ASSETS 2 (ROSA2)

BY CHANCELLOR SENIOR SECURED
  MANAGEMENT, INC., its Portfolio
Advisor:


By
  Name:
  Title:

GIROCREDIT BANK,
  NEW YORK BRANCH


By
  Name:
  Title:

BANQUE PARIBAS


By
  Name:
  Title:


     THIS INSTRUMENT IS SECURED BY A DEED OF TRUST, ASSIGNMENT OF PERMITS, RENTS AND BENEFITS, SECURITY AGREEMENT AND FIXTURE FILING, DATED AS OF JUNE 18, 1991


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


          SEVENTH AMENDMENT dated as of February 2, 1996 TO CREDIT AGREEMENT dated as of March 20, 1991 among RHEOX, INC., a Delaware corporation (the "Company"); RHEOX INTERNATIONAL, INC., a Delaware corporation (the "Subsidiary Guarantor"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, and THE NIPPON CREDIT BANK, LTD., a Japanese banking corporation acting through its New York branch, as co-agents for the Banks (each in such capacity, a "Co-Agent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          WHEREAS, the parties hereto are parties to a Credit Agreement dated as of March 20, 1991 among the Company, the Subsidiary Guarantor, the Banks, the Co-Agents and the Administrative Agent (as at any time amended or otherwise modified, the "Credit Agreement"; terms defined therein having their respective defined meanings when used herein unless otherwise defined herein);

          WHEREAS, the Company has requested that the Credit Agreement be amended, and the Banks are willing to consent to such amendment upon the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS. The Credit Documents are hereby amended (effective as provided in Section 3 hereof) as follows:

          A. Section 9.07 of the Credit Agreement is amended by (i) relettering clauses (d), (e) and (f) thereof to be clauses (e), (f) and (g) respectively and (ii) inserting a new clause (d) therein reading as follows:

               "(d) Indebtedness of the Company and its Subsidiaries to NL in an aggregate principal amount not exceeding $5,150,000 (or the equivalent or such amount (as of the date such Indebtedness is incurred) in any other currency), provided that the proceeds of such Indebtedness shall be used solely to make Investments permitted by
          Section 9.08(d) hereof (and it is understood and agreed that nothing contained in Section 9.18 hereof shall be deemed to prohibit the repayment of the principal of, or the payment of interest on, such Indebtedness);"

          B. Each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this
     Section 1, the Credit Agreement shall remain unchanged and in full force and effect.

          SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Subsidiary Guarantor represents and warrants that:

          A. The execution and delivery of this Amendment by it has been duly authorized by all necessary corporate action on its part.

          B. This Amendment has been duly executed and delivered by it, and each of this Amendment and the Credit Agreement as modified hereby constitutes its legal, valid and binding obligation enforceable in accordance with its respective terms subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

          SECTION 3. EFFECTIVENESS. The provisions of Section 1 hereof shall become effective on the date by which counterparts hereof have been duly executed by the Company, the Subsidiary Guarantor, the Majority Banks and the Administrative Agent and delivered to the Administrative Agent.

          SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument.

          SECTION 5. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of New York.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first above written.

RHEOX, INC.


By
  Name:
  Title:

RHEOX INTERNATIONAL, INC.


By
  Name:
  Title:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION), as
   Co-Agent and
   Administrative Agent


By
  Name:
  Title:

THE NIPPON CREDIT BANK, LTD.,
  as Co-Agent


By
  Name:
  Title:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION)


By
  Name:
  Title:

THE NIPPON CREDIT BANK, LTD.


By
  Name:
  Title:

VAN KAMPEN MERRITT PRIME
  RATE INCOME TRUST


By
  Name:
  Title:

RESTRUCTURED OBLIGATIONS BACKED
  BY SENIOR ASSETS B.V.

BY CHANCELLOR SENIOR SECURED
  MANAGEMENT, INC., its Portfolio
Advisor:


By
  Name:
  Title:

STICHTING RESTRUCTURED OBLIGATIONS
BACKED BY SENIOR ASSETS 2 (ROSA2)

BY CHANCELLOR SENIOR SECURED
  MANAGEMENT, INC., its Portfolio
Advisor:


By
  Name:
  Title:

GIROCREDIT BANK,
  NEW YORK BRANCH


By
  Name:
  Title:

BANQUE PARIBAS


By
  Name:
  Title: